SUPPLEMENT DATED JANUARY 31, 2018

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS DATED MAY 1, 2017

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017

1.
The First Investors Life Series Limited Duration High Quality Bond Fund (the “Limited Duration Bond Fund”) has been renamed the First Investors Life Series Limited Duration Bond Fund. Any reference to the Limited Duration Bond Fund in the documents listed above is hereby amended to reflect the new name of the Fund.

2.	The following changes are made to “The Funds Summary Section” of the prospectus for the First Investors Life Series Growth & Income Fund (the “Growth & Income Fund”):

•	The “Principal Investment Strategies” sub-section is deleted and replaced with the following:
Principal Investment Strategies:  The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both.  The Fund primarily invests in common stocks of large-size companies.  The Fund may also invest in mid- and small-size companies.  Some but not all of the companies the Fund invests in may regularly pay dividends.
The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis and, thereafter, focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization.  In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and the issuer’s valuation relative to its fundamentals and peers.
The Fund may sell a security if it becomes fully valued, is no longer attractively valued, its fundamentals have deteriorated or alternative investments become more attractive.
•	The following is added to the “Principal Risks” sub-section:
Undervalued Securities Risk.  The Fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.
•	The following line is added to the table headed “Average Annual Total Returns For Periods Ended December 31, 2016”:
	1 Year	5 Years	10 Years
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
3.
In “The Funds Summary Section” of the prospectus for the First Investors Life Series Special Situations Fund, the following line is added to the table headed “Average Annual Total Returns For Periods Ended December 31, 2016”:

	1 Year	5 Years	10 Years
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%

4.	The following changes are made to “The Funds in Greater Detail” section of the prospectus for the Growth & Income Fund:
•	The first three paragraphs of the “Principal Investment Strategies” sub-section are deleted and replaced with the following:
The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both.  The Fund primarily invests in large-size companies and may invest in small- and mid- size companies as well.  Some of the companies the Fund invests in may pay dividends, however not all will.
The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization.  In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and the issuer’s valuation relative to its fundamentals and peers.
The Fund may sell a security if it becomes fully valued, is no longer attractively valued, its fundamentals have deteriorated or alternative investments become more attractive.
•	The following is added to the “Principal Risks” sub-section:

Undervalued Securities Risk:

The Fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.  Moreover, value securities may fall out of favor with investors and decline in price as a class.

5.	In the “Fund Management in Greater Detail” section of the prospectus, the following is added to the end of the “Other Information” sub-section:

▪
The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

▪
The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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Please retain this Supplement for future reference.

LSPS118